TEMPLETON MONEY FUND

Auditors
McGladrey & Pollen,  LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the prospectus of Templeton
Money Fund, which contains more complete information including charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, economic, political, and other factors, as well as investment decisions by the investment manager, Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]        TL407 A96 10/96


TEMPLETON
MONEY
FUND

Annual Report
August 31, 1996



[FRANKLIN TEMPLETON LOGO]

                    [BACKGROUND GRAPHIC OF WORLD GLOBE]

TEMPLETON MONEY FUND



YOUR FUND'S OBJECTIVE:

The Templeton Money Fund seeks current income, stability of principal, and liquidity by investing in high-quality money market instruments with maturities not exceeding 397 days, consisting primarily of short-term U.S. government securities, bank certificates of deposit, time deposits, banker's acceptances, commercial paper and repurchase agreements.(1)


OCTOBER 15, 1996


Dear Shareholder:

We are pleased to bring you the Templeton Money Fund's ninth annual report, which covers the 12 months ended August 31, 1996.

During this period, the U.S. economy experienced an inconsistent pattern of growth. In the fourth quarter of 1995, Gross Domestic Product (GDP) increased at an annualized rate of only 0.3%.(2)This weak performance stemmed from declines in consumer spending and inventory investment, and in part from federal government shutdowns in November and December 1995. In an attempt to stimulate the economy, the Federal Reserve Board (the Fed) lowered its federal funds rate in December from 5.75% to 5.50%. At the end of January 1996, the Fed cut this rate to 5.25% to prevent the economy from falling into a recessionary slump. By the end of March, however, unemployment had dropped, GDP had rebounded, and the Fed

1. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT OR BY ANY OTHER ENTITY OR INSTITUTION. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

2. SOURCE FOR ALL GDP FIGURES: BLOOMBERG.

stopped easing monetary policy. Although GDP increased at an annualized rate of 4.8% between April and June, the economy slowed in July and August, and the Fed left monetary policy unchanged.

These economic conditions were also reflected in the 90-day U.S. Treasury bill yield, which in turn affected the Fund's seven-day effective yield. The Treasury bill yield declined from 5.45% on August 31, 1995, to 5.02% on February 29, 1996.(3) Afterward, it steadily rose to 5.29% on August 31, 1996. At the beginning of the reporting period, the Templeton Money Fund's seven-day effective yield was 4.91%. It dropped to 4.23% at the end of February, and then advanced to 4.43% on August 31, 1996.

As interest rates declined during the first half of the fiscal year, we extended the average maturity of the Fund's portfolio, from 39 days on August 31, 1995, to 40 days on February 29, 1996, in an effort to seek higher yields. During the second half, we reduced the average maturity to 19 days by August 31, 1996, as a defensive strategy in a potentially rising interest rate environment.

Looking forward, the Fed may tighten monetary policy to some degree before the end of 1996 if evidence points to a stronger economy. In our opinion, the Fund's diversified and highly liquid portfolio (66.3% invested in short-term U.S. government agency securities, 33.5% in repurchase agreements backed by U.S. government collateral, and 0.2% in other net assets) positions it to respond quickly to future conditions.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Templeton Money Fund shareholders continue to benefit from convenience, easy access to their money, and a high degree of credit safety. They also enjoy a variety of services, including free, unlimited check


3. SOURCE FOR ALL 90-DAY U.S. TREASURY BILL YIELD FIGURES: BLOOMBERG.

writing for amounts of $500 or more, unlimited transactions, automatic dividend reinvestment and daily compounding of dividends. In addition, shares of the Fund are bought and sold at net asset value, which means there is never a sales charge on your purchases.

We thank you for your participation in the Templeton Money Fund and welcome any comments or suggestions you may have.


Sincerely,


/S/Thomas Latta
_____________________
Thomas Latta
Portfolio Manager
Templeton Money Fund


TEMPLETON MONEY FUND

  Yield for August 31, 1996

  Seven-day effective yield               4.43%

  Seven-day annualized yield              4.34%

YIELD REFLECTS FLUCTUATIONS IN INTEREST RATES ON PORTFOLIO INVESTMENTS, AS WELL AS FUND EXPENSES. THE SEVEN-DAY EFFECTIVE YIELD ASSUMES THE COMPOUNDING OF DAILY DIVIDENDS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

TEMPLETON MONEY FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                    YEAR ENDED AUGUST 31
                                                                     ---------------------------------------------------
                                                                     1996        1995        1994       1993        1992
                                                                   --------    --------    --------    -------    --------
Net asset value, beginning of year                                 $  1.000    $  1.000    $  1.000    $ 1.000    $  1.000
                                                                   --------    --------    --------    -------    --------
   Net investment income                                               .044        .046        .026       .021        .036
   Dividends from net investment income                               (.044)      (.046)      (.026)     (.021)      (.036)
                                                                   --------    --------    --------    -------    --------
Change in net asset value                                                --          --          --         --          --
                                                                   --------    --------    --------    -------    --------
Net asset value, end of year                                       $  1.000    $  1.000    $  1.000    $ 1.000    $  1.000
                                                                   ========    ========    ========    =======    ========
TOTAL RETURN                                                          4.45%       4.73%       2.66%      2.10%       3.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                      $165,185    $137,245    $144,415    $81,874    $125,445
Ratio of expenses to average net assets                               1.10%        .99%        .90%      1.39%       1.04%
Ratio of expenses, net of reimbursement, to average
   net assets                                                          .96%        .99%        .90%      1.39%       1.04%
Ratio of net investment income to average net assets                  4.61%       4.62%       2.77%      2.50%       3.65%

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON MONEY FUND
Investment Portfolio, August 31, 1996

---------------------------------------------------------------------------------------------------------------------------


                                                                                             ANNUALIZED
                                                            PRINCIPAL        MATURITY      YIELD AT DATE          VALUE
                                                              AMOUNT           DATE         OF PURCHASE          (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
BONDS--GOVERNMENT AND GOVERNMENT AGENCIES: 66.3%
---------------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK:
                                                            $  605,000        9/05/96            5.25%         $    604,647
                                                             8,000,000        9/23/96            5.16             7,974,773
                                                             8,000,000        9/25/96            5.14             7,972,587
                                                             8,000,000       10/02/96            5.17             7,964,384
                                                             5,000,000       10/02/96            5.54             5,000,087
                                                             8,000,000       10/10/96            5.15             7,955,367
FEDERAL HOME LOAN BANK:
                                                             8,000,000        9/04/96            5.25             7,996,500
                                                             5,000,000        9/09/96            5.21             4,994,211
                                                             6,000,000        9/30/96            5.22             5,974,770
                                                             2,500,000       10/03/96            5.23             2,488,378
                                                             2,000,000       10/30/96            5.60             1,999,684
FEDERAL HOME LOAN MORTGAGE CORP.:
                                                             1,300,000        9/03/96            5.22             1,299,623
                                                             8,000,000        9/12/96            5.27             7,987,118
                                                             8,000,000        9/18/96            5.22             7,980,280
                                                             8,000,000       10/03/96            5.21             7,962,951
FEDERAL NATIONAL MORTGAGE ASSN.:
                                                             5,020,000        9/09/96            5.22             5,014,177
                                                             8,000,000        9/24/96            5.29             7,972,962
                                                             2,500,000       10/11/96            5.23             2,485,472
                                                             8,000,000       10/23/96            5.17             7,940,258
                                                                                                               ------------
TOTAL BONDS--GOVERNMENT AND GOVERNMENT AGENCIES (cost $109,568,229)                                             109,568,229
---------------------------------------------------------------------------------------------------------------------------

                                                             MATURITY
                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: 33.5%
---------------------------------------------------------------------------------------------------------------------------
BANK OF AMERICA:
    Collateralized by $27,740,000, U.S. Treasury
      Note,
      6.25%, 7/31/98, value $27,809,350                     27,259,000        9/03/96            5.23            27,259,000
UBS SECURITIES INC.:
    Collateralized by $28,201,000, U.S. Treasury
      Note,
      7.25%, 2/15/98, value $28,588,764                     28,000,000        9/03/96            5.24            28,000,000
                                                                                                               ------------
TOTAL REPURCHASE AGREEMENTS (cost $55,259,000)                                                                   55,259,000
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.8% (cost $164,827,229*)                                                                   164,827,229
OTHER ASSETS, LESS LIABILITIES: 0.2%                                                                                357,829
                                                                                                               ------------
TOTAL NET ASSETS: 100.0%                                                                                       $165,185,058
                                                                                                               ============

* COST FOR FEDERAL INCOME TAXES IS THE SAME AS VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON MONEY FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      and cost                              $164,827,229
   Cash                                          139,255
   Receivables:
      Fund shares sold                           908,991
      Interest                                   107,152
                                            ------------
         Total assets                        165,982,627
                                            ------------
Liabilities:
   Payables:
      Fund shares redeemed                       631,067
      Dividends                                   24,266
   Accrued expenses                              142,236
                                            ------------
         Total liabilities                       797,569
                                            ------------
Net assets (equivalent to $1.00 per share
   based on 165,185,058 outstanding
   shares)                                  $165,185,058
                                            ============
STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Interest income:                               $8,421,331
Expenses:
   Management fees (Note 3)       $  533,128
   Administrative fees (Note 3)      217,045
   Distribution fees (Note 3)        229,291
   Transfer agent fees (Note 3)      478,500
   Reports to shareholders           116,000
   Registration and filing fees       51,900
   Audit fees                          9,600
   Legal fees (Note 3)                14,000
   Trustees' fees and expenses        15,030
                                  ----------
      Total expenses               1,664,494

   Less expenses reimbursed
      (Note 3)                      (208,596)
                                  ----------
      Total expenses less
         reimbursement                          1,455,898
                                               ----------
         Net investment income                  6,965,433
   Net realized gain on investments                 2,105
                                               ----------
Net increase in net assets
   resulting from operations                   $6,967,538
                                               ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON MONEY FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                               1996            1995
                                                                                           ------------    ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                $  6,965,433    $  9,494,808
      Net realized gain (loss) on investment                                                      2,105          (2,070)
                                                                                           ------------    ------------
         Net increase in net assets resulting from operations                                 6,967,538       9,492,738

   Distributions to shareholders
      from net investment income                                                             (6,967,538)     (9,492,738)

   Fund share transactions (Note 2)                                                          27,939,650      (7,169,493)
                                                                                           ------------    ------------
         Net increase (decrease) in net assets                                               27,939,650      (7,169,493)

Net assets:
   Beginning of year                                                                        137,245,408     144,414,901
                                                                                           ------------    ------------
   End of year                                                                             $165,185,058    $137,245,408
                                                                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON MONEY FUND
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Money Fund (the Fund) is a separate series of Templeton Income Trust (the Trust), a Massachusetts Business Trust, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks current income, stability of principal and liquidity by investing in high quality money market instruments with maturities not exceeding 397 days, consisting primarily of short term U.S. Government securities, bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and repurchase agreements. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

The Fund values securities utilizing the amortized cost valuation method, which involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

C. DIVIDENDS TO SHAREHOLDERS:

Dividends to shareholders are declared daily from investment income (including realized capital gains and losses) and are paid monthly.

D. REPURCHASE AGREEMENTS:

The Fund, through its custodian, receives delivery of the underlying securities, whose market is required to be at least 102% of the resale price at the time of purchase. The Fund's investment manager, Templeton Investment Counsel, Inc., is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

E. OTHER:

Investment transactions are accounted for on a trade date basis. Interest income and estimated expenses are accrued daily.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

At August 31, 1996, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund shares at net asset value of $1.00 per share for the years ended August 31, 1996 and 1995 were as follows:

                                                               1996                             1995
                                                    ---------------------------      ---------------------------
                                                      SHARES          AMOUNT           SHARES          AMOUNT
                                                   -----------     -------------    -----------     -------------
           Shares sold                              529,872,656    $ 529,872,656     508,966,058    $ 508,966,058
           Shares issued on reinvestment of
              distributions                           6,342,705        6,342,705       8,706,019        8,706,019
           Shares redeemed                         (508,275,711)    (508,275,711)   (524,841,570)    (524,841,570)
                                                   ------------    -------------    ------------    -------------
           Net increase (decrease)                   27,939,650    $  27,939,650      (7,169,493)   $  (7,169,493)
                                                   ============    =============    ============    =============

TEMPLETON MONEY FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.35% per annum on the first $200 million of its average daily net assets, 0.30% of the next $1.1 billion and 0.25% per annum of such average daily net assets in excess of $1.3 billion. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. During the period ended August 31, 1996, TICI has voluntarily agreed to temporarily reduce its investment management fees by 0.20%. The amount of the reimbursement for the period ended August 31, 1996 is set forth in the Statement of Operations. For the year ended August 31, 1996, FTIS received fees of $478,500.

Pursuant to a Distribution Plan, the Fund reimburses FTD monthly (subject to a limit of 0.15% per annum of the Fund's average daily net assets) for FTD's costs and expenses in connection with any activity which is primarily intended to result in sales of Fund shares. Such distribution fees are set forth in the Statement of Operations. Under the distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1996, unreimbursed expenses amounted to $8,955.

An officer of the Trust is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $14,000 for the year ended August 31, 1996.

TEMPLETON MONEY FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Money Fund--Income Trust

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Money Fund, a series of Templeton Income Trust, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Money Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




                                                /s/ McGladrey & Pullen, LLP

                                                [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1